UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2019

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York		14020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2020 Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives. On May 29, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Graham Corporation (the “Company”) renewed and amended its Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives (the “Restricted Stock Bonus Program”) for the fiscal year ending March 31, 2020 (“Fiscal 2020”) and approved grants of time-vested restricted stock and performance-vested restricted stock thereunder in the amounts set forth below to the Company’s named executive officers. All grants were made under the Amended and Restated 2000 Graham Corporation Incentive Plan to Increase Shareholder Value, as amended (the “Plan”).

Time-vested restricted stock awards are designed to encourage the Company’s named executive officers to remain employed by the Company. The time-vested restricted stock granted to the Company’s named executive officers vests 33 1/3% per year over three years and the time-vested restricted stock granted to the Company’s Directors, as described below, vests on the first anniversary of the date of grant.

Performance-vested restricted stock awards are designed to incent the Company’s named executive officers to focus on Company growth, align their compensation with the Company’s business strategy and to create stockholder value. Awards of performance-vested restricted stock vest: (i) 50% based upon the Company’s achievement over a three year period of Total Shareholder Return compared to the Russell 2000 Capital Goods and Energy Composite Ranking (using a 20 day price average at the start and end of the three year period commencing April 1, 2019 and ending March 31, 2022) (“Relative TSR”); and (i) 50% based on the earnings before interest expense, income taxes, depreciation and amortization (“EBITDA”) margin of the Company for the fiscal year ending March 31, 2022 (“Fiscal 2022”) compared to the Baird Industrial Company Composite as of December 2021 (“Relative EBITDA”). The threshold, target and maximum payout matrixes for the performance-vested restricted stock are set forth below:

Relative TSR

Threshold	25th percentile	50% payout
Target (1)	50th percentile	100% payout
Maximum	75th percentile	200% payout

(1)	If the Company’s TSR is negative, maximum payout is Target.

Relative EBITDA

Threshold	40th percentile	50% payout
Target	60th percentile	100% payout
Maximum	75th percentile	200% payout

The number of shares of time-vested restricted stock and performance-vested restricted stock awarded to the Company’s named executive officers under the Restricted Stock Bonus Program were determined using a Long-Term Incentive Percentage (the “L-T Percentage”) for each such officer. On May 29, 2019, the Compensation Committee set the L-T Percentage for each of the Company’s named executive officers as follows: James R. Lines – 80%; Jeffrey F. Glajch – 50%; Alan E. Smith – 50%; John N. Rice – 35%; and Jennifer R. Condame – 35%. The number of shares of time-vested restricted stock awarded were determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s Common Stock on the NYSE on the date of grant. The number of shares of performance-vested restricted stock was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s Common Stock on the NYSE on the date of grant. The number of shares of restricted stock awarded to each of the Company’s Directors was determined by dividing $50,000 by the closing price of the Company’s Common Stock on the NYSE on the date of grant. The closing price of the Company’s Common Stock on the NYSE on May 29, 2019 was $20.40.

Named Executive Officer	Number of Shares of Time-Vested Restricted Stock Granted (1)	Number of Shares of Performance- Vested Restricted Stock Granted (1)(2)(3)
James R. Lines President and Chief Executive Officer	9,804	19,608

Jeffrey Glajch Vice President of Finance and Administration and Chief Financial Officer	3,538	7,076

Alan E. Smith Vice President of Operations	3,156	6,312

John N. Rice Vice President of Sales	1,988	3,976

Jennifer R. Condame Controller and Chief Accounting Officer	1,548	3,096

(1)

In the event a named executive officer’s employment terminates prior to the conclusion of a vesting for reasons other than death or disability, such officer’s right to receive any unvested time-vested restricted stock is forfeited.

(2)

The number of shares that will vest following the conclusion of Fiscal 2022 is based upon the Company’s achievement of performance criteria. The number of shares set forth above assumes the maximum achievement of such performance criteria. If maximum achievement is not realized, any unearned shares will be forfeited back to the Company. Once the achievement of the performance measures are determined for Fiscal 2022, the actual number of shares to which each named executive officer is entitled will be adjusted accordingly.

(3)

In the event a named executive officer’s employment terminates prior to the conclusion of Fiscal 2022 for reasons other than death or disability, such officer’s right to receive the performance-vested restricted stock shall be forfeited.

The Restricted Stock Bonus Program in effect for Fiscal 2020 is attached to this Current Report on Form 8–K as Exhibit 99.1 and the above summary of the Restricted Stock Bonus Program is qualified in its entirety by reference to such Exhibit.

Annual Stock-Based Grant to Non-Employee Directors. Also on May 29, 2019, the Compensation Committee approved the grant of time-vested restricted stock under the Plan in the amounts set forth below to the Company’s non-employee Directors.

Director	Number of Shares of Time-Vested Restricted Stock Awarded
James Barber	2,450
Alan Fortier	2,450
James Malvaso	2,450
Gerard Mazurkiewicz	2,450
Jonathan Painter	2,450
Lisa Schnorr	2,450

Fiscal 2020 Annual Executive Cash Bonus Program. On May 29, 2019, the Compensation Committee renewed and amended the Company’s Annual Executive Cash Bonus Program (the “Cash Bonus Program”) for Fiscal 2020. The objective of the Cash Bonus Program is to motivate the Company’s named executive officers to attain short-term objectives through an annual cash bonus related both to Company and personal performance. On May 29, 2019, the Compensation Committee set target bonus levels under the Cash Bonus Program for Fiscal 2019 at 100% attainment of both Company and personal objectives, as follows: Mr. Lines — 80% of base salary; Mr. Glajch — 50% of base salary; Mr. Smith — 50% of base salary; Mr. Rice – 35% of base salary; and Ms. Condame — 35% of base salary. Each named executive officer will be eligible to receive anywhere from 0% to 200% of his or her target bonus level depending on the attainment of such objectives. A summary of the performance goal weightings for the Company’s named executive officers for Fiscal 2020 is as follows:

Named Executive Officer	Consolidated Net Income	Consolidated Bookings	Personal Goals
James R. Lines	40%	40%	20%
Jeffrey Glajch	40%	40%	20%
Alan E. Smith	40%	40%	20%
John N. Rice	40%	40%	20%
Jennifer R. Condame	40%	40%	20%

The Cash Bonus Program in effect for Fiscal 2020 is attached to this Current Report on Form 8–K as Exhibit 99.2 and the above summary of the Cash Bonus Program is qualified in its entirety by reference to such Exhibit.

Fiscal 2019 Named Executive Officer Bonuses. On May 29, 2019, the Compensation Committee approved the payment of cash bonuses to the Company’s named executive officers, as set forth below. Such bonuses were approved in accordance with the Company’s Annual Executive Cash Bonus Program in effect for the fiscal year ending March 31, 2019 (“Fiscal 2019”) and were based on the Company’s achievement during Fiscal 2019 of net income and bookings as well as the achievement of personal objectives by each named executive officer during such year.

Named Executive Officer	Total Fiscal 2019 Bonus
James R. Lines	$181,482
Jeffrey Glajch	$106,776
Alan E. Smith	$88,520
John N. Rice	$60,480
Jennifer R. Condame	$56,155

Named Executive Officer Salary Increases. On May 29, 2019, the Compensation Committee increased the base salary of each of the below listed named executive as set forth below.

Named Executive Officer	Previous Base Salary	New Base Salary
James R. Lines	$435,000	$500,000
Jeffrey Glajch	$280,252	$288,660
Alan E. Smith	$250,058	$257,560
John N. Rice	$225,000	$231,750
Jennifer R. Condame	$175,157	$180,412

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Graham Corporation Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives in effect for the fiscal year ending March 31, 2020.

99.2	Graham Corporation Annual Executive Cash Bonus Program in effect for the fiscal year ending March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: May 31, 2019	By:	/s/ Jeffrey Glajch
Jeffrey Glajch
Vice President – Finance & Administration and Chief Financial Officer